UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2021

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Explanatory Note

This Form 8-K/A is being furnished to correct select financial information included with the Form 8-K furnished by Village Bank and Trust Financial Corp. (the “Company”) on January 27, 2021.

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2021, the Company furnished a Form 8-K that included a press release reporting its financial results for the period ended December 31, 2020 (the “Press Release”). In the Press Release, the penalty of $696,000 related to the prepayment of the Company’s Federal Home Loan Bank advances during the quarter ended December 31, 2020 was classified as interest expense. After issuing the Press Release, the Company determined that such penalty of $696,000 should be reclassified from interest expense to non-interest expense (the “Reclassification”). The Reclassification had no impact on the net income and earnings per fully diluted share for the fourth quarter and year ended December 31, 2020 that were reported in the Press Release.

As a result of the Reclassification, the Company’s revised net interest income is increased to $6,551,000 for the quarter ended December 31, 2020 and $21,393,000 for the year ended December 31, 2020. The Company’s revised non-interest expense is increased to $6,484,000 for the quarter ended December 31, 2020 and $21,649,000 for the year ended December 31, 2020. The Company’s revised net interest margin is increased to 3.90% for the quarter ended December 31, 2020 and 3.41% for the year ended December 31, 2020. The Company’s net interest income to average assets is increased to 3.62% for the quarter ended December 31, 2020 and 3.15% for the year ended December 31, 2020. The Company’s non-interest expenses to average assets is increased to 2.87% for the quarter ended December 31, 2020 and 2.50% for the year ended December 31, 2020. The Reclassification had no impact on the Company’s return on average equity or return on average assets.

Set forth below are corrected Key Metric and Financial Highlights tables from the Press Release reflecting the Reclassification.

	Three Months Ended		Year Ended
Metric	December 31, 2020	December 31 2019	December 31, 2020	December 31 2019
Consolidated
Return on average equity	23.57%	12.11%	17.98%	11.16%
Return on average assets	1.72%	0.94%	1.28%	0.84%
Commercial Banking Segment
Return on average equity	11.99%	9.45%	9.71%	8.72%
Return on average assets	0.87%	0.74%	0.69%	0.66%
Net interest income to average assets	3.62%	3.19%	3.15%	3.33%
Provision to average assets	0.00%	0.10%	0.14%	0.03%
Noninterest income to average assets	0.40%	0.54%	0.40%	0.57%
Noninterest expense to average assets	2.87%	2.70%	2.50%	3.05%
Mortgage Banking Segment
Return on average equity	11.58%	2.66%	8.27%	2.44%
Return on average assets	0.84%	0.21%	0.59%	0.18%
Net income before tax to average assets	1.07%	0.26%	0.75%	0.23%

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 Financial Highlights

(Dollars in thousands, except per share amounts)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	*
Balance Sheet Data
Total assets	$706,236	$727,260	$722,646	$569,017	$540,313
Investment securities	40,844	36,305	37,785	39,081	46,937
Loans held for sale	34,421	27,525	17,761	16,759	12,722
Loans, net	558,955	596,483	603,688	435,938	430,059
Allowance for loan losses	(3,970)	(4,050)	(3,759)	(3,444)	(3,186)
Deposits	588,382	573,852	579,795	468,843	443,208
Borrowings	55,921	98,504	90,496	50,368	48,676
Shareholders' equity	51,996	48,875	46,617	44,162	42,914
Book value per share	$35.46	$33.33	$32.07	$30.38	$29.53
Total shares outstanding	1,466,516	1,466,240	1,453,759	1,453,759	1,453,009

Asset Quality Ratios
Allowance for loan losses to:
Loans, net of deferred fees and costs	0.71%	0.68%	0.62%	0.79%	0.74%
Loans, net of deferred fees and costs (excluding PPP loans)	0.93%	0.97%	0.89%	0.79%	0.74%
Nonperforming loans	251.75%	181.98%	205.33%	261.58%	170.57%
Net charge-offs (recoveries) to average loans	0.05%	(0.03%)	(0.01%)	0.13%	0.05%
Nonperforming assets to total assets	0.27%	0.35%	0.30%	0.32%	0.44%

Bank Capital Ratios
Common equity tier 1	13.35%	13.19%	12.85%	11.89%	12.15%
Tier 1	13.35%	13.19%	12.85%	11.89%	12.15%
Total capital	14.20%	14.10%	13.69%	12.64%	12.56%
Tier 1 leverage	9.28%	8.80%	8.61%	10.10%	9.69%

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Selected Operating Data
Interest income	$7,409	$6,540	$6,193	$5,684	$5,897
Interest expense	858	1,069	1,249	1,257	1,370
Net interest income before
provision for loan losses	6,551	5,471	4,944	4,427	4,527
Provision for loan losses	-	250	300	400	135
Noninterest income	3,889	3,481	2,815	2,060	1,976
Noninterest expense	6,484	5,756	4,459	4,950	4,719
Income before income tax expense	3,956	2,946	3,000	1,137	1,649
Income tax expense	904	677	665	239	345
Net income	$3,052	$2,269	$2,335	$898	$1,304
Earnings per share
Basic	$2.08	$1.55	$1.61	$0.62	$0.90
Diluted	$2.08	$1.55	$1.61	$0.62	$0.90

Performance Ratios
Return on average assets	1.72%	1.26%	1.34%	0.67%	0.94%
Return on average equity	23.57%	18.74%	20.12%	8.23%	12.11%
Net interest margin	3.90%	3.21%	3.02%	3.55%	3.52%

* Derived from audited consolidated financial statements.

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Financial Highlights

(Dollars in thousands, except per share amounts)

	Year Ended
	December 31,	December 31,
	2020	2019
	(Unaudited)	(Unaudited)
Selected Operating Data
Interest income	$25,826	$23,487
Interest expense	4,433	5,330
Net interest income before
provision for loan losses	21,393	18,157
Provision for loan losses	950	135
Noninterest income	12,245	7,908
Noninterest expense	21,649	20,289
Income before income tax expense	11,039	5,641
Income tax expense	2,485	1,164
Net income	$8,554	$4,477
Net income available to common
shareholders	$8,554	$4,477
Earnings per share
Basic	$5.86	$3.10
Diluted	$5.86	$3.10

Performance Ratios
Return on average assets	1.28%	0.84%
Return on average equity	17.98%	11.16%
Net interest margin	3.41%	3.68%

* Derived from audited consolidated financial statements.

Except as specifically set forth herein, this Form 8-K/A does not amend or update any other information contained in the Company’s Form 8-K furnished January 27, 2021. This Form 8-K/A should be read together with the Company’s Form 8-K furnished January 27, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: February 26, 2021	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr. Executive Vice President and CFO

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